                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  ___________


                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                  ___________

        Date of Report (Date of earliest event reported):  May 19, 1997



                         TRUE NORTH COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)




    Delaware                     1-5029                      36-1088161
 (State or other              (Commission)                (I.R.S. Employer
 jurisdiction of              File Number)               Identification No.)
  organization)


         101 East Erie Street
          Chicago, Illinois                                   60611-2897
(Address of principal executive offices)                      (Zip Code)

                                 (312) 425-6500
             (Registrant's telephone number, including area code:)


                                 Not Applicable
                        (Former name or former address,
                         if changed since last report.)
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          Certain statements made by executive officers of Registrant at
Registrant's 1997 Annual Meeting of Shareholders and in Registrant's press release dated May 8, 1997 and which may be made in the future with respect to Registrant's results in 1997 being expected to exceed those for 1996 constitute "forward-looking statements" within the meaning of Section 21E(i)(1) of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of Registrant to be materially different from any future results expressed or implied by these statements. Such factors include, among other things, the following: general economic and business conditions, changes in demand for Registrant's services, changes in competition, the ability of Registrant to integrate acquisitions or complete future acquisitions, interest rate fluctuations, dependence upon and availability of qualified personnel, and changes in governmental regulation. In light of these and other uncertainties, the forward-looking statements included in this document should not be regarded as a representation by Registrant that Registrant's plans and objectives will be achieved.


Item 5.   Other Events.

          On May 19, 1997, Registrant and certain of its affiliates entered into a definitive agreement with Publicis Communication and certain of its affiliates as contemplated by the Memorandum of Agreement dated February 19, 1997 among Publicis S.A., Publicis Communication and Publicis-FCB Europe B.V., on the one hand, and Registrant and FCB International, Inc., on the other hand.

Item 7.   Financial Statements and Exhibits

          (c) Exhibits

          Exhibit 10.1 Agreement dated as of May 19, 1997 among Publicis S.A., a societe anonyme organized and existing under the laws of France ("Publicis"), Publicis Communication, a societe anonyme organized and existing under the laws of France ("Communication"), and Publicis FCB Europe B.V., a company organized under the laws of the Netherlands ("PBV"), on the one hand, and Registrant, FCB International, Inc., a Delaware corporation ("FCBI"), and True North Holdings Netherlands B.V., a company organized under the laws of the Netherlands ("TNBV"), on the other hand.


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          Exhibit 10.2  Pooling Agreement dated as of May 19, 1997 among
Publicis, Communication and Registrant.


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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TRUE NORTH COMMUNICATIONS INC.



DATE:  May 28, 1997              By:/s/ John J. Rezich
                                    ---------------------
                                 Name:  John J. Rezich
                                 Title: Controller


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                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.                               Description
-----------                               -----------

10.1 Agreement dated as of May 19, 1997 among Publicis S.A., a societe anonyme organized and existing under the laws of France ("Publicis"), Publicis Communication, a societe anonyme organized and existing under the laws of France ("Communication"), and Publicis.FCB Europe B.V., a company organized under the laws of the Netherlands ("PBV"), on the one hand, and Registrant, FCB International, Inc., a Delaware corporation ("FCBI"), and True North Holdings Netherlands B.V., a company organized under the laws of the Netherlands ("TNBV"), on the other hand

10.2 Pooling Agreement dated as of May 19, 1997 among Publicis, Communication and Registrant.

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